Factoring	9 Months Ended
Sep. 30, 2018
Factoring [Abstract]
Factoring

Note 7 - Factoring

Thunder Ridge has entered into an agreement to factor a portion of its accounts receivable. This agreement allows the Company, from time to time, to pledge accounts receivable in an aggregate amount not to exceed $2,000,000. This agreement provides the Company an initial advance of ninety-five percent of the gross amount of each receivable pledged. Upon collection of the receivable, the Company receives an additional residual payment net of fixed and variable financing charges. The Company has $1,710,889 of its accounts receivable pledged that remained uncollected for the nine months ended September 30, 2018. Subsequent to September 30, 2018, the factoring agreement was increased to $3,500,000.